MIDAS FUNDS
                            Discovering Opportunities


                   Supplement to Prospectus Dated May 1, 2005
                                 March 30, 2006

     Shareholders of Midas Special Equities Fund, Inc. should read the following information.

     As of May 1, 2006, Midas Special Equities Fund, Inc. will change its name to Midas Special Fund, Inc. In addition, as of May 1, 2006, the investment policy of the Midas Special Equities Fund will be changed to allow the fund to invest any security type and in any industry sector, in domestic or foreign companies that have small, medium or large capitalizations. Under the new investment policy, the Midas Special Fund may also employ seasonal and other timing strategies in investing in securities.

     To reflect these changes, effective as of May 1, 2006, the prospectus will be changed as follows:

     All references to "Midas Special Equities Fund, Inc." or "Midas Special Equities Fund" will be changed to "Midas Special Fund, Inc." and "Midas Special Fund," respectively.

     The following paragraph will replace paragraph 8 on Page 2, beginning "MIDAS SPECIAL EQUITIES FUND":

     MIDAS SPECIAL FUND invests aggressively solely for capital appreciation. Prior to May 1, 2006, the Midas Special Fund was named the "Midas Special Equities Fund." The Fund may invest in any security type and in any industry sector, in domestic or foreign companies that have small, medium or large capitalizations. A security is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment or when the Fund must meet redemptions. The Fund occasionally may use futures, options, and leverage from time to time in seeking to enhance returns. The Fund employs seasonal and other timing strategies and, from time to time, may take a defensive position, sell securities short, and/or invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a defensive position, it may not achieve its investment objective.

     The following paragraphs will replace the last full paragraph on page 6 beginning "MIDAS SPECIAL EQUITIES FUND invests aggressively," the carryover paragraph at the end of Page 6, as well as the first full paragraph at the top of page 7:

     MIDAS SPECIAL FUND invests aggressively for solely capital appreciation.

     The Fund will exercise a flexible strategy in the selection of securities, and will not be limited by the issuer's location, size, or market capitalization. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as "leveraging" and may invest defensively in short term, liquid, high grade securities and money market instruments. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government securities. Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. The Fund also may lend portfolio securities to other parties and may engage in short-selling.

     To achieve the Fund's objective, the Investment Manager may invest the Fund's assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, tax events and other calendar-related phenomenon. The Investment Manager's analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets. These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors. During other periods anticipated to be less favorable, under adverse market conditions, and from time to time, the Fund may take a defensive position, sell securities short, and/or invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a defensive position, it may not achieve its investment objective.